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                                                   EXHIBIT 23(a)


                CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Tyson Foods, Inc. Non-Statutory Stock Option Plan of our reports dated November 15, 1996, with respect to the consolidated financial statements and schedule of Tyson Foods, Inc. included or incorporated by reference in its Annual Report (Form 10-K) for the year ended September 28, 1996 filed with the Securities and Exchange Commission.




                                                         ERNST & YOUNG LLP





Little Rock, Arkansas
March 5, 1997































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